MidWest@Work AN INVESTMENT STRATEGY FOR THE MIDWEST AFL-CIO Housing Investment Trust Status Update Fall 2018

MidWest@Work Footprint

AFL-CIO HOUSING INVESTMENT TRUST

MidWest@Work Strategy

Fall 2018 Status Update

OVERVIEW

The HIT has invested $584.5 million in 27 projects and its subsidiary Building America CDE, Inc. (Building America) has provided $17.5 million in New Markets Tax Credits (NMTCs) to two additional projects as part of its MidWest@Work strategy since its inception in 2016 through October 2018. With $602 million invested in 29 projects, the strategy has reached nearly 55% of its $1.1 billion investment target in less than three years. With over $1.2 billion in total development, it has built or preserved close to 4,100 housing units, and created an estimated 5,360 union construction jobs and over 450 permanent jobs.

The HIT pledged to invest primarily in nine cities (Detroit, St. Louis, Buffalo, Pittsburgh, Cleveland, Columbus, Milwaukee, Saint Paul, and Minneapolis) and other Midwest communities and is implementing specific investment initiatives to address local economic development and revitalization needs. To date, investments have been made in six of the nine core markets: Detroit; St. Louis; Buffalo; Cleveland; Saint Paul; and Minneapolis; as well as in Chicago, Rolla, MO, Rochester, MN, and Duluth, MN. Working with selected developers, mortgage bankers, and housing finance agencies and continuing to broaden outreach to other market participants to identify additional projects, the HIT and Building America have built a strong pipeline of projects for the remainder of 2018 and into 2019. The projects on this pipeline include an additional core market.

A key part of MidWest@Work is connecting the investments with the broader economic revitalization of Midwestern cities, as it incorporates pre-apprenticeship training, single family home repair, and links with the creation of manufacturing and other permanent jobs, when possible, through investment by HIT subsidiaries.

IMPACTS OF 29 MIDWEST PROJECTS

$2.2B  total economic benefits

12,960  total jobs across industries in communities where projects are located

10.8M  hours of union construction work

$832M  wages & benefits, $357M for union construction workers

4,079  housing units with 60% affordable or workforce housing

$238M  total tax revenue, with $89M for state & local governments

Economic Impact Data: Jobs, hours of construction work and economic benefits in this report are estimates calculated by the HIT using an IMPLAN input-output model developed by Pinnacle Economics and based on project data from the HIT and its subsidiary Building America. 2016-October 2018. In 2017 dollars.

MIDWEST@WORK PROJECTS

Since the MidWest@Work Investment Strategy was implemented in early 2016, the HIT has invested $584.5 million in 27 projects, and Building America has provided $17.5 million in New Markets Tax Credits to two additional projects. These 29 projects, with total development investment of more than $1.2 billion, are creating or preserving 4,079 housing units and generating an estimated 10.8 million hours of union construction work. The total $602 million of HIT commitments and NMTCs provided by Building America represents nearly 55% of the $1.1 billion goal set for this seven-year initiative at its inception.

MIDWEST@WORK PROJECTS THROUGH OCTOBER 31, 2018

Project Name	City, State	Total Units	Affordable Units	Union Construction Hours	HIT/Building America Investment	Total Development Investment
Zvago Cooperative at Glen Lake	Minnetonka, MN	54	0	167,600	$14,821,600	$18,981,774
Paul G. Stewart Apartments III	Chicago, IL	180	180	288,000	$16,296,000	$31,426,808
Detroit Home Repair Program I	Detroit, MI	4	4	8,500	$246,000	$430,490
Rolla Apartments	Rolla, MO	150	150	208,300	$5,188,300	$21,700,000
District Flats at Miller Hill	Duluth, MN	72	0	126,200	$11,213,000	$14,036,105
West Town Housing Preservation	Chicago, IL	318	318	1,088,900	$60,404,300	$121,182,660
Detroit Home Repair II	Detroit, MI	5	5	13,700	$660,114	$694,857
Detroit Manufacturing Systems*	Detroit, MI & Toledo, OH	0	0	0	$8,500,000	$36,928,000
Union Flats	St. Paul, MN	217	217	615,800	$30,630,000	$68,476,863
1500 Nicollet	Minneapolis, MN	183	183	539,200	$34,120,000	$61,736,138
The Fountains of Ellisville	Ellisville, MO	229	0	174,800	$17,517,500	$18,213,929
Covenant Place II	St. Louis, MO	102	102	234,900	$6,687,100	$24,471,938
Lathrop Homes Phase IA	Chicago, IL	414	414	1,580,200	$22,000,000	$175,865,785
30 East Adams Apartments	Chicago, IL	176	0	447,100	$44,685,300	$49,755,134
Pioneer Apartments	St. Paul, MN	143	143	403,700	$14,475,000	$48,739,737
Fontaine Towers	Rochester, MN	151	151	120,200	$20,000,000	$28,856,304
Green on Fourth Apartments	Minneapolis, MN	243	66	505,100	$42,654,700	$56,169,929
The Heights at Manhasset Mortgage Increase	Richmond Heights, MO	0	0	16,000	$1,670,000	$1,670,000
Zvago Cooperative at St. Anthony Park	St. Paul, MN	49	0	165,200	$14,577,500	$18,185,346
Northland Central*	Buffalo, NY	0	0	1,020,500	$9,000,000	$110,590,381
Elevate at Southwest Station	Eden Prairie, MN	222	45	541,000	$49,500,000	$63,510,988
Zvago Cooperative at Central Village	Apple Valley, MN	58	0	164,000	$15,815,400	$19,680,017
The Chamberlain	Richfield, MN	316	64	420,600	$48,277,000	$62,509,690
Riverdale Station ((East)	Coon Rapids, MN	180	0	325,700	$28,350,000	$38,273,494
Riverdale Station ((West)	Coon Rapids, MN	71	55	138,700	$6,925,000	$17,489,676
Project 29 (Church + State)	Cleveland, OH	158	0	459,200	$39,000,000	$54,834,231
Montclare Sr. Residences -Calumet	Chicago, IL	134	101	464,000	$9,200,000	$32,721,472
Montclare Sr. Residences -Englewood	Chicago, IL	102	102	352,200	$2,300,000	$25,397,680
Mark Twain SRO Apartments	Chicago, IL	148	148	185,700	$27,278,700	$39,905,499
Total – 29 projects		4,079	2,448	10,775,000	$601,992,514	$1,262,434,925

*Projects receiving New Markets Tax Credits from HIT subsidiary Building America

Economic Impact Data: Jobs, hours of construction work and economic benefits in this report are estimates calculated by the HIT using an IMPLAN input-output model developed by Pinnacle Economics and based on project data from the HIT and its subsidiary Building America. 2016-October 2018. In 2017 dollars.

RECENT MIDWEST PROJECT HIGHLIGHTS

Project 29 (Church + State)

158 units - $39.0M HIT - $54.8M TDC – 228 jobs

Project 29 (Church + State), Cleveland, OH

•         $54.8 million new construction of a 158-unit
market-rate apartment complex, which will include
two residential towers, parking, and commercial
space.

•         HIT committed to purchase $39.0 million Ginnie
Mae construction loan certificates and a permanent
loan certificate.

•         Creating an estimated 459,200 hours of union
construction work (228 jobs).

Riverdale Station (East & West), Coon Rapids MN

Riverdale Station (East & West)

251 units - $35.3M HIT - $55.8 TDC – 231 jobs

•         $55.8 million new construction of two
buildings with a total of 251 units,
including 55 affordable units. Part of
a four-building, 15-acre development
(two current and two future buildings).

•         HIT commited to purchase of a total
of $35.3 million Ginnie Mae
construction loan certificates and
permanent loan certificates.

•         Creating a combined estimated 464,400
hours of union construction work (231 jobs) at Riverdale Station (East & West).

The Chamberlain

316 units - $48.3M HIT - $62.5M TDC – 209 jobs

The Chamberlain, Richfield, MN

•         $62.5 million new construction and
substantial rehabilitation of a 316-unit
mixed-income apartment complex. Three
new buildings are being constructed adjacent
to three existing buildings that are being
renovated. 20% of the units will be
affordable.

•         HIT committed to purchase $48.3 million
Ginnie Mae construction loan certificates and a permanent loan certificate.

•         Creating an estimated 420,600 hours of union construction work (209 jobs).

BUILDING AMERICA

Since its inception in 2010, Building America has helped rebuild low-income communities by creating jobs for community residents; sponsoring training and job-readiness programs that connect job opportunities to local residents; and building affordable housing and community facilities, including healthcare facilities. Two of Building America’s most recent MidWest@Work projects are Detroit Manufacturing Systems in Detroit and Toledo, and Northland Central in Buffalo. In February 2018, Building America was awarded its fourth allocation of NMTCs, bringing its total allocation to $185 million. Building America’s current pipeline includes several potential projects in the Midwest.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

(202) 331-8055

www.aflcio-hit.com